UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 10, 2014
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On March 10, 2014, Hospira, Inc. (the “Company”) received a warning letter from the U.S. Food and Drug Administration (“FDA”) related to an inspection of device-related matters at the Company’s manufacturing facility in Rocky Mount, North Carolina.  The inspection was conducted by two investigators over a seven-week period, September 30, 2013 through November 15, 2013.  A copy of the FDA’s warning letter is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

The warning letter does not restrict production or shipment of the Company’s devices from this facility.  The Company still is in the process of evaluating what corrective actions, and associated costs, may be required to address the matters raised in the warning letter.

The Company takes this matter seriously, and intends to respond fully and in a timely manner to the FDA’s warning letter.  There can be no assurance that the FDA will be satisfied with the Company’s response.  Until the violations are corrected, the Company may be subject to additional regulatory action by the FDA.  Any such further action could significantly disrupt our ongoing business and operations.

Private Securities Litigation Reform Act of 1995 —
A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of the FDA’s actions on the Company’s operations.  The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond Hospira’s control, that may cause actual results to differ materially from those indicated in the forward-looking statements, for a number of reasons, including without limitation, additional actions by or requests from the FDA and unanticipated costs or delays associated with resolution of these matters.  Additional information concerning other factors is contained under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission, which are incorporated by reference.  Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

Item 9.01                                                                                           EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	FDA Warning Letter, received on March 10, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Date: March 11, 2014	/s/ Royce Bedward
	By:	Royce Bedward
	Its:	Senior Vice President, General Counsel and Secretary